UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)
July 30, 2020
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RealPage, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Lakeside Blvd.
Richardson, Texas	75082
(Address of principal executive offices)	(Zip Code)

(972) 820-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2020, RealPage, Inc. (the “Company”) issued a press release reporting its financial results for its fiscal quarter ended June 30, 2020. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

IR Fact Sheet

On July 30, 2020, the Company published an updated IR Fact Sheet on the Investor Relations section of the Company’s website located at https://investor.realpage.com/.  A copy of the IR Fact Sheet is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	RealPage, Inc. Press Release dated July 30, 2020 reporting financial results for its fiscal quarter ended June 30, 2020.

99.2	RealPage, Inc. IR Fact Sheet dated July 30, 2020.

The information furnished by this Current Report on Form 8-K under Items 2.02 and 7.01 and the Exhibits 99.1 and 99.2 attached hereto shall be deemed furnished and not “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Stephen T. Winn
Stephen T. Winn
Chief Executive Officer and Chairman

Date:   July 30, 2020